UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 5, 2023

AGREE REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland

(State of other jurisdiction of incorporation)

1-12928 (Commission file number)	38-3148187 (I.R.S. Employer Identification No.)

70 E. Long Lake Road Bloomfield Hills, MI (Address of principal executive offices)	48304 (Zip code)

(Registrant’s telephone number, including area code) (248) 737-4190

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value	ADC	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 4.25% Series A Cumulative Redeemable Preferred Stock, $0.0001 par value	ADCPrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On May 5, 2023, Agree Realty Corporation, a Maryland corporation (the “Company”), filed with the Securities and Exchange Commission (“SEC”) a prospectus supplement, dated May 5, 2023, pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “ATM Prospectus”), relating to the offer and sale of shares of common stock remaining unsold under the Company’s existing at-the-market equity offering program. The ATM Prospectus was filed as a result of the Company filing with the SEC a new shelf registration statement on Form S-3 (No. 333-271668) on May 5, 2023 (the “New Registration Statement”), which became immediately effective upon filing and replaced the Company’s previously filed shelf registration statement on Form S-3. An opinion of Ballard Spahr LLP with respect to the validity of the shares of common stock that may be issued and offered pursuant to the ATM Prospectus and the accompanying prospectus is filed herewith as Exhibit 5.1.

In connection with the Company’s filing of the New Registration Statement, on May 5, 2023 the Company and Agree Limited Partnership, for which the Company is the sole general partner, entered into separate amendments (collectively, the “Amendment”) to the Equity Distribution Agreements, dated September 2, 2022 with each of Capital One Securities, Inc. and Stifel, Nicolaus & Company, Incorporated (collectively, the “Non-Forward ATM Equity Distribution Agreements”) and with Wells Fargo Securities, LLC (“Wells Fargo Securities”), BofA Securities, Inc. (“BofA Securities”), Citigroup Global Markets Inc. (“Citigroup”), J.P. Morgan Securities LLC (“J.P. Morgan”), Jefferies LLC (“Jefferies”), Morgan Stanley & Co. LLC (“Morgan Stanley”) and Raymond James Associates, Inc. (“Raymond James”) (collectively, the “Forward ATM Equity Distribution Agreements”, and together with the Non-Forward ATM Equity Distribution Agreements, the “ATM Equity Distribution Agreements”), pursuant to which the Company may issue and sell, from time to time, shares of the Company’s common stock, $0.0001 par value per share, representing the unsold amount available under the Company’s at-the-market offering program. On May 5, 2023, the Company and Agree Limited Partnership also entered into an Equity Distribution Agreement with Robert W. Baird & Co. Incorporated ("Baird") in substantially the same form as the Forward ATM Equity Distribution Agreements.

The Amendment provides that shares of common stock to be sold pursuant to the Equity Distribution Agreement will be issued pursuant to a prospectus dated May 5, 2023, and a prospectus supplement filed with the Securities and Exchange Commission on May 5, 2023, in connection with one or more offerings of shares from the Company’s New Registration Statement. Sales of the Shares, if any, may be made in negotiated transactions, which may include block trades, or transactions that are deemed to be “at the market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

The amendments to the ATM Equity Distribution Agreements are filed as Exhibits 1.3 and 1.4, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference. The foregoing description of the ATM Equity Distribution Agreements and the transactions contemplated thereby is qualified in its entirety by reference to Exhibits 1.1, 1.2, 1.3 and 1.4.

Exhibits 5.1 and 23.1 to this Current Report on Form 8-K are filed herewith in connection with the Company’s effective registration statement on Form S-3 (Registration No. 333-271668) and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description
1.1	Form of Non-Forward ATM Equity Distribution Agreement (incorporated by reference to Exhibit 1.1 to Agree Realty Corporation’s Current Report on Form 8-K filed on September 2, 2022)
1.2	Form of Forward ATM Equity Distribution Agreement (incorporated by reference to Exhibit 1.2 to Agree Realty Corporation’s Current Report on Form 8-K filed on September 2, 2022)
1.3	Form of Amendment No. 1 to Equity Distribution Agreement (Non-Forward)
1.4	Form of Amendment No. 1 to Equity Distribution Agreement (Forward)
5.1	Opinion of Ballard Spahr LLP regarding the validity of the shares to be issued and offered.
23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGREE REALTY CORPORATION

	By:	/s/ Peter Coughenour
		Name:	Peter Coughenour
		Title:	Chief Financial Officer and Secretary

Date: May 5, 2023